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                                                                   EXHIBIT 21.1

                         SUBSIDIARIES OF THE REGISTRANT

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            NAME OF SUBSIDIARY                 JURISDICTION OF INCORPORATION OR ORGANIZATION
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
BIR GP, L.L.C.                              Maryland
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Berkshire Income Realty-OP, L.P.            Delaware
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